                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                October 15, 2001
                                                                ----------------

                      FIRST USA BANK, NATIONAL ASSOCIATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            (As Servicer on behalf of CC MASTER CREDIT CARD TRUST II
              (FORMERLY CHEVY CHASE MASTER CREDIT CARD TRUST II))

      Laws of the United States                      33-99334                            51-0269396
      -------------------------                      --------                            ----------
   (State or other jurisdiction of           (Commission File Number)           (IRS Employer Identification
    incorporation or organization)                                                         Number)

201 North Walnut Street, Wilmington, Delaware                           19801
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)

                    302/594-4000
--------------------------------------------------------
Registrant's telephone number, including area code

                                      N/A
--------------------------------------------------------------------------------
   (Former name, former address and former fiscal year, if changed since last report)

Item 7.     Financial Statements and Exhibits

       (c)  Exhibits.

            The following exhibits are filed as a part of this report:

            99.1  Excess Spread Analysis

            99.2  Monthly Certificateholders' Statement for Series 1995-A

            99.3  Monthly Statement to Certificateholders for Series 1995-A

            99.4  Monthly Certificateholders' Statement for Series 1995-C

            99.5  Monthly Statement to Certificateholders for Series 1995-C

            99.6  Monthly Certificateholders' Statement for Series 1996-A

            99.7  Monthly Statement to Certificateholders for Series 1996-A

            99.8  Monthly Certificateholders' Statement for Series 1996-C

            99.9  Monthly Statement to Certificateholders for Series 1996-C

            99.10 Monthly Certificateholders' Statement for Series 1998-A

            99.11 Monthly Statement to Certificateholders for Series 1998-A

                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           FIRST USA BANK, NATIONAL ASSOCIATION
                           As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                           By: /s/ Tracie H. Klein
                               ---------------------------------------
                               Name:  Tracie H. Klein
                               Title: First Vice President



Date: October 15, 2001
      ----------------

                                  Exhibit Index

Exhibit No.                   Description                                 Page

99.1           Excess Spread Analysis

99.2           Monthly Certificateholders' Statement for Series 1995-A

99.3           Monthly Statement to Certificateholders for Series 1995-A

99.4           Monthly Certificateholders' Statement for Series 1995-C

99.5           Monthly Statement to Certificateholders for Series 1995-C

99.6           Monthly Certificateholders' Statement for Series 1996-A

99.7           Monthly Statement to Certificateholders for Series 1996-A

99.8           Monthly Certificateholders' Statement for Series 1996-C

99.9           Monthly Statement to Certificateholders for Series 1996-C

99.10          Monthly Certificateholders' Statement for Series 1998-A

99.11          Monthly Statement to Certificateholders for Series 1998-A